Table of Contents

      USAA Family of Funds                            1
      Message from the President                      2
      Investment Review:
         USAA Virginia Bond Fund                      4
         USAA Virginia Money Market Fund             10
      Financial Information:
         Portfolios of Investments:
            USAA Virginia Bond Fund                  15
            USAA Virginia Money Market Fund          19
         Notes to Portfolios of Investments          22
         Statements of Assets and Liabilities        23
         Statements of Operations                    24
         Statements of Changes in Net Assets         25
         Notes to Financial Statements               26





Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Virginia Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.





USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered
   Trademark) Index(2)             Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.







Message from the President

Over the past couple of years when Ken Willmann, who heads up our tax-exempt bond area, has gone with us to speak to shareholders, he's said, "Bonds are like Rodney Dangerfield. They get no respect." That was because the great performance of stocks since 1995 made any bond look pale by comparison. But what a difference a few months make!

After 1995, I told stock fund shareholders, "It was a great year, but it would be a stretch to expect a repeat." After 1996, I said, "That's two great years in a row. Any more would be unusual." After 1997, I said, "You should not extrapolate 30% a year returns." Finally, by August of this year, my caution proved correct. (The market is often reluctant to recognize genius.) Herein lies the case for owning bonds.

[PHOTOGRAPH OF MICHAEL J. C. ROTH, CFA, PRESIDENT AND VICE CHAIRMAN OF THE BOARD APPEARS HERE]

You have probably heard me say, that in my career I've known only two people who could really stand a portfolio that is 100% stocks. That is being proven again. The actual fear that accompanies a severe market drop is something difficult to imagine. That fear is now impelling people toward fixed-income investments. The behavior of stocks and bonds this past summer reinforces such a move, because as stocks went into turmoil, a shift of money into bonds drove their prices up. If you owned both in your portfolio, this difference in performance of the two classes would have, I believe, left you much calmer than if you owned stocks alone.

The ability to keep emotion out of investing and to look instead for opportunity is very important. To be able to do that in a time like August 1998, for most people, requires a portfolio that is a mix of stocks and bonds. And that's because the markets will always surprise us.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


P.S. We have some news for those USAA funds that paid capital gain distributions during 1998! President Clinton signed the appropriations bill October 23, 1998, that modifies the long-term (12 months) capital gains holding period rules so that essentially all registered investment company capital gain dividends paid to shareholders during 1998 will be taxed at a maximum of 20%.

Past performance is no guarantee of future results.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.

Although none of the investment instruments mentioned are guaranteed or insured, government bonds are backed by the full faith and credit of the U.S. Government. Common stocks are considered to have the most risk, followed by corporate bonds and government bonds. All of these vehicles are subject to tax. If held to maturity, bonds offer a fixed rate of return and fixed principal value. Return and principal value of an investment in stocks will fluctuate.






Investment Review

USAA VIRGINIA BOND FUND

OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade Virginia tax-exempt securities.

--------------------------------------------------------------------------------
                                           3/31/98               9/30/98
--------------------------------------------------------------------------------
  Net Assets                            $346.2 Million       $376.8 Million
  Net Asset Value Per Share                 $11.49               $11.70
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
6-MONTH TOTAL RETURN AND 30-DAY SEC YIELD* AS OF 9/30/98
--------------------------------------------------------------------------------
          3/31/98 to 9/30/98                       30-Day SEC Yield
                4.55% +                                  4.34%
--------------------------------------------------------------------------------

* Calculated as prescribed by the Securities and Exchange Commission.
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.





                     Average Annual Compounded Returns with
         Reinvestment of Dividends - Periods Ending September 30, 1998
   ---------------------------------------------------------------------------
                         TOTAL               DIVIDEND             PRICE
                         RETURN    EQUALS     RETURN     PLUS    CHANGE
   ---------------------------------------------------------------------------
   Since 10/15/90        8.31%       =        6.10%        +     2.21%
   ---------------------------------------------------------------------------
   5 Years               6.27%       =        5.83%        +      .44%
   ---------------------------------------------------------------------------
   1 Year                8.73%       =        5.65%        +     3.08%
   ---------------------------------------------------------------------------



ANNUAL TOTAL  RETURNS AND  COMPOUNDED  DIVIDEND  RETURNS FOR THE 7-YEAR   PERIOD
ENDED SEPTEMBER 30, 1998

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Virginia Bond Fund for the 7-year period ended September 30, 1998.

Total Return for Years Ended:
----------------------------
9/30/91        12.29%*
9/30/92        10.04%
9/30/93        13.12%
9/30/94        -3.19%
9/30/95        10.51%
9/30/96         6.98%
9/30/97         8.92%
9/30/98         8.73%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
9/30/91         6.89%*
9/30/92         6.53%
9/30/93         6.23%
9/30/94         5.22%
9/30/95         6.41%
9/30/96         5.97%
9/30/97         5.93%
9/30/98         5.65%

Change in Share Price:
---------------------
9/30/91         5.40%*
9/30/92         3.51%
9/30/93         6.89%
9/30/94        -8.41%
9/30/95         4.10%
9/30/96         1.01%
9/30/97         2.99%
9/30/98         3.08%

*  This does not cover a 12 month period.
** Compounded Dividend yield calculation includes only income distributions.


Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


COMPARISON - 12 MONTH DIVIDEND YIELD

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA Virginia Bond Fund to the 12 Month Dividend Yield of the Lipper Virginia Municipal Debt Funds Average from 9/30/92 to 9/30/98.

               USAA Virginia                      Lipper Virginia Municipal
              Bond  Fund Yield                    Debt Funds Average Yield
             ------------------                   ------------------------
9/30/92            6.04%                                      5.91%
9/30/93            5.44%                                      5.23%
9/30/94            5.81%                                      5.32%
9/30/95            5.82%                                      5.06%
9/30/96            5.75%                                      4.86%
9/30/97            5.50%                                      4.73%
9/30/98            5.25%                                      4.46%

12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 9/30/92 to 9/30/98.


CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment for the USAA Virginia Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Average. The data is from 10/15/90 through 9/30/98. The data points from the graph are as follows:

USAA Virginia Bond Fund
  Year                Amount
--------              -------
10/15/90              $10,000
03/31/91              $10,601
09/30/91              $11,229
03/31/92              $11,620
09/30/92              $12,357
03/31/93              $13,085
09/30/93              $13,978
03/31/94              $13,437
09/30/94              $13,532
03/31/95              $14,326
09/30/95              $14.955
03/31/96              $15,410
09/30/96              $15,998
03/31/97              $16,307
09/30/97              $17,425
03/31/98              $18,121
09/30/98              $18,945


Lehman Brothers Municipal Bond Index
  Year                Amount
--------              -------
10/15/90              $10,000
03/31/91              $10,574
09/30/91              $11,220
03/31/92              $11,632
09/30/92              $12,395
03/31/93              $13,089
09/30/93              $13,974
03/31/94              $13,392
09/30/94              $13,633
03/31/95              $14,387
09/30/95              $15,159
03/31/96              $15,593
09/30/96              $16,073
03/31/97              $16,444
09/30/97              $17,526
03/31/98              $18,208
09/30/98              $19,053


Lipper Virginia Municipal Debt Funds Average
  Year                Amount
--------              -------
10/15/90              $10,000
03/31/91              $10,560
09/30/91              $11,161
03/31/92              $11,519
09/30/92              $12,260
03/31/93              $12,940
09/30/93              $13,853
03/31/94              $13,108
09/30/94              $13,172
03/31/95              $13,928
09/30/95              $14,550
03/31/96              $14,949
09/30/96              $15,405
03/31/97              $15,682
09/30/97              $16,695
03/31/98              $17,356
09/30/98              $18,084

Data since inception on 10/15/90 through 9/30/98

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Virginia Municipal Debt Funds Average is the average performance level of all Virginia Municipal Debt Funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.






Message from the Manager

MUNICIPALS ON SALE?
The yield on the 30-year U.S. Treasury bond (1) (the Long Bond) fell almost a full 1%, closing at 4.98%, during the six-month period ending on September 30, 1998. The yield on the Bond Buyer 40-Bond Index (2) (BBI40) fell less. It began the period at 5.27% and ended at 5.04%. The current relationship between U.S. Treasury and municipal bonds implies that an investor can buy a municipal long bond at nearly the same yield as the U.S. Treasury long bond and receive the tax exemption feature to boot.

[PHOTOGRAPH OF PORTFOLIO MANAGER, ROBERT R. PARISEAU, CFA, APPEARS HERE]

1) The 30-year U.S. Treasury Bond is generally considered the benchmark for U.S. long-term interest rates.
2) The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.

ROUND UP THE USUAL SUSPECTS --
SUPPLY & DEMAND
Why have the municipal and U.S. Treasury markets reacted the way they have? Although the different fixed income market sectors tend to move together over time, relative performance often varies during shorter periods. Typically, the greatest influence on market prices is supply and demand.

Supply of U.S. Treasury bonds has been stable thanks to the budget surplus, while demand has been very strong - especially from skittish foreign and stock market investors. Foreign investors, who cannot benefit from a U.S. tax-exempt security, prefer the widely quoted and more liquid U.S. Treasury bonds.

Municipal bonds are in ample supply, thanks to a near record level of refinancing. Demand has been positive but restrained. Municipal prices have moved generally with the market, but not as much as the U.S. Treasury bonds which are more "in demand." Why should investors consider the municipal market today? For the same reasons as before. When compared to taxable bonds for those investors in the 28% federal income tax bracket and higher, municipal bonds typically generate the highest tax-equivalent yields for a very reasonable level of risk.

MARKET OUTLOOK
In late September, the Federal Reserve Board reduced the interbank lending (Fed Funds) rate by .25% to 5.25%, the first reduction since January 1996. Chairman Greenspan is concerned that the financial crisis in emerging foreign markets may infect the more developed nations including the United States. A growing number of economists believe that recessions could envelop a number of important U.S. trading partners. Mr. Greenspan appears less concerned about the outlook for the American economy. Our economy is beginning to show the first signs of cooling-off after years of brisk economic expansion. In this current economic environment, inflationary expectations are very low which should be favorable for the bond markets.

STRATEGY
I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a 3 to 5 year investment horizon. I remain fully invested in long-term, investment-grade municipal bonds. There are no exotic derivatives or futures contracts to leverage or hedge the portfolio. I have no intention of purchasing municipal bonds that are subject to the federal alternative minimum tax (AMT) for individuals. Of course, I would certainly advise our shareholders if there is a change in the Federal Tax Code that compels me to reconsider my position on the AMT.

THE PORTFOLIO IS A SUM OF ITS PARTS -- DISCOUNT & PREMIUM BONDS
I consider how each bond will fit and interact with the rest of the portfolio. In a sense, different types of bonds play different roles, in particular, discount and premium bonds. While a relatively small percentage of the Fund is invested in zero coupon bonds (zero coupons), a much larger percentage is invested in bonds originally purchased at their stated face value, or "par," but when interest rates were higher. Some of these bonds are priced at significant premiums above par. While these premium bonds contribute very nicely to your monthly dividend, over time they expose the portfolio to significant coupon reinvestment and call risk (early redemption risk). In addition, premium bonds are less sensitive to the changes in interest rates.

WHAT IS A ZERO COUPON BOND?
A zero coupon bond is a security that makes no periodic coupon (3) payments, but instead is sold at a deep discount from its face value. A zero coupon bond gradually appreciates in value at the market rate of interest until the bond is worth the stated face value at maturity. The current Federal Tax Code requires that we account for this gradual increase by distributing it as tax-exempt interest. As interest accrues on all of the bonds in the portfolio, including the zero coupons, shareholders are paid monthly dividends.

Since the compounding interest rate never changes, zero coupons have no reinvestment risk, unlike coupon bonds. In addition, because of the single lump sum payment at maturity, the market value of a zero coupon bond is very sensitive to changes in interest rates.

3) A bond's coupon is the fixed amount of interest that is paid annually stated as a percentage of face value, normally $1000. For example, a 6.5% coupon pays $65 (6.5% times $1000 = $65) normally in two semiannual payments of $32.50 for the life of the bond.

HOW DO ZERO COUPON BONDS ADD UP?
In summary, zero coupon bonds are an excellent complement to my yield strategy for two reasons:

    - Zero coupons accrue and distribute interest typically at yields higher than coupon bonds of equal maturity priced near par.

    - Zero coupons offset the Fund's less interest-rate sensitive, premium bonds by significantly contributing to total return performance in strong markets.

YOUR FUND'S PERFORMANCE -- MORNINGSTAR 5-STAR FUND
I'm very pleased to say that your Fund's performance earned 5-star ratings from Morningstar for the overall, 3-, and 5-year periods ended September 30, 1998, overall and among 1,581 and 943 funds, respectively, in the municipal bond fund category.(4) The Fund's performance compared very favorably to its peer group. Your Fund's net asset value (NAV) per share increased by $.21, or 1.83%, since March 31, 1998.

While past performance is no guarantee of future results, the Fund's annualized dividend distribution yield (5) for the past 6 months was 5.19%, as compared to the Lipper Virginia Municipal Debt Funds Average of 4.41% for the 35 funds in the category.(6) For the same period and category, the Fund's total return (7) was 4.55 % as compared to the Lipper Average of 4.19%.

Past performance is no guarantee of future results.

4) Morningstar proprietary ratings reflect historical risk-adjusted performance through September 30, 1998. The ratings are subject to change monthly. The ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns, as applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a 3-year minimum performance requirement before a fund is rated. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.
5) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gain distributions and annualizing the result.
6) Refer to page 5 for the Lipper Average definition.
7) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions.

THE STATE OF VIRGINIA
Virginia derives its financial strength from its dynamic and broad-based economy. Employment has improved every month this past year. Importantly, employment in the high technology industry remains substantial even though Motorola has postponed construction of a manufacturing and research & development complex located in Goochland County near Richmond. Wealth levels for the state are solid with per capita income at 103% of the national average.

The state's long history of conservative financial management is a very positive factor for bondholders. Virginia continues to enjoy the highest debt rating of AAA from all three major credit rating agencies: Moody's Investors Service, Fitch IBCA, and Standard & Poor's. During fiscal 1998, state revenues again exceeded projections and budget reserves remained substantial.

The state will begin to eliminate, by incremental reductions, the personal property tax on vehicles during the next five years. At completion, the tax reduction may cost the state about $1 billion annually. This program will increase local municipalities' financial dependence on the state. In November, Virginians will consider whether to amend the state's constitution by authorizing localities to issue bonds for economic development. If approved, the debt issued under the proposal would not count against a municipality's borrowing limit or be subject to local referendum.



To match the USAA Virginia Bond Fund's closing 30-Day SEC yield of 4.34% and:
--------------------------------------------------------------------------------
Assuming a Virginia State Tax Rate of 5.75%
and a Marginal Federal Tax Rate of:          15%     28%     31%     36%   39.6%
--------------------------------------------------------------------------------
A fully taxable investment must pay:       5.41%   6.39%   6.67%   7.19%   7.62%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.


PORTFOLIO RATINGS/MIX

A pie chart is shown here depicting the Portfolio Mix as of September 30, 1998 of the USAA Virginia Bond Fund to be:

AA - 37%; AAA - 29%; A - 19%; BBB - 15%.

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for 3.7% and 1.1%, respectively, of the Fund's investments.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments.







Investment Review

USAA VIRGINIA MONEY MARKET FUND

OBJECTIVE: Provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality Virginia tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
                                           3/31/98               9/30/98
--------------------------------------------------------------------------------
  Net Assets                            $122.5 Million       $126.9 Million
  Net Asset Value Per Share                 $1.00                 $1.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 9/30/98
--------------------------------------------------------------------------------
         3/31/98                               Since Inception     7-Day
       to 9/30/98       1 Year       5 Years     on 10/15/90       Yield

         1.62% +         3.27%        3.10%         3.22%          3.44%
--------------------------------------------------------------------------------

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.


7-DAY YIELD COMPARISON

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA Virginia Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free):
Money Funds.

                        USAA Virginia
                      Money Market Fund                 IBC Financial Data, Inc.
09/30/97                     3.51%                              3.25%
10/28/97                     3.30%                              3.03%
11/25/97                     3.50%                              3.20%
12/30/97                     3.58%                              3.27%
01/27/98                     3.12%                              2.82%
02/24/98                     3.09%                              2.66%
03/31/98                     3.33%                              2.93%
04/28/98                     3.69%                              3.37%
05/26/98                     3.36%                              3.10%
06/30/98                     3.33%                              2.93%
07/28/98                     3.22%                              2.88%
08/25/98                     2.99%                              2.60%
09/29/98                     3.44%*                             3.10%*

Data represent the last Monday of each month.
* Ending date 9/28/98

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): Money Funds, an average of money market fund yields.







Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER, JOHN C. BONNELL, CFA, APPEARS HERE]

THE MARKET
The six-month period ending September 30, 1998, was certainly eventful. The focus at the beginning of the period was on the ideal economic environment - strong growth with low inflation. Focus quickly shifted course to concerns over negative economic events unfolding globally and the potential impact on the domestic economy. These concerns induced a massive "flight to quality" into U.S. Treasury securities, seen as a safe haven from market uncertainty. In response, the Federal Reserve (Fed) lowered the federal funds rate (the rate banks charge one another for overnight loans) .25% to 5.25% on September 29, 1998. The perception in the market is for further decreases before year end.

This action reversed the Fed's prior stance from a bias toward raising rates to a more accommodative easing mode. One-year Treasury bills that stood at 5.39% March 31, 1998, ended September 30, 1998, at 4.40%.

This year's municipal "note season" (1) was anything but typical. For one, the new supply of notes was substantially reduced since most issuers' cash positions improved last year. In addition, some underwriters purchased large quantities of notes at inflated prices only to convert the notes into variable rate securities
(2) with even shorter effective maturities. This caused prices on fixed-rate notes to soar (yields fall) and prices on variable rate securities to be relatively attractive (higher yields). One-year municipal note yields, as measured by the Bond Buyer One-Year Note Index, (3) dropped from 3.64% to 3.24% over the six months ending September 30, 1998. Yields on variable rate securities, as measured by the BMA Swap Index (a weekly high-grade market index composed of 7-day tax-exempt demand notes), fluctuated from 2.79% to 4.37% over the same period but averaged 3.58%.

1) Note season is typically June through August when many issuers sell one-year notes in order to smooth the uneven timing of taxes and other revenues.
2) Variable rate demand notes represent borrowings that are payable on demand and that bear interest reflective of a money market rate.
3) The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year tax-exempt notes.

STRATEGY
As always, we focus on buying the best relative value in the market at any time. Given the relative abundance of variable rate securities compared to longer maturity fixed-rate securities, variable rate securities currently offer a better risk/reward value. For this reason, the average maturity of the Fund may drift lower in the near term. In addition, the variable rate securities provide the liquidity necessary to extend the Fund's average maturity as opportunities arise. The fixed-rate securities already in the Fund will help stabilize the seasonally fluctuating yields on variable rate securities. We continue to utilize our internal credit research staff to analyze each security on a case-by-case basis and remain very selective when investing fund assets.

PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending September 30, 1998, your Fund ranked 11 out of 161 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc.(4) with a compounded dividend yield of 3.27%. The average for the category over the same period was 2.94%.

4) IBC Financial Data, Inc. provides independent analysis of trends in the financial services and investing industries, with particular concentration on money market funds.

VIRGINIA
Virginia derives strength from its diverse and growing economy. Even though Motorola postponed construction of a manufacturing and research & development complex in Goochland County, high technology employment remains substantial, and overall employment gains continue to be strong. As of August 1998, seasonally adjusted unemployment was a low 3.1% in Virginia versus 4.5% for the U.S. Wealth levels for the state are solid with per capita income at 103% of the national average. Virginia, with a population of 6.7 million, is the twelfth largest state. However, population growth has slowed relative to the nation's over the last three years.

A long history of conservative financial management by the state is a positive factor for bondholders. During fiscal 1998 (unaudited-budgetary basis), state revenues again exceeded projections, and the General Fund balance remained substantial. The state will phase-in the elimination of the personal property tax on vehicles over the next five years. Since the state plans to offset any lost revenue to underlying localities as a result of eliminating the personal property tax on vehicles, financial dependence of localities on the state will effectively be increased. Although this may eventually reduce financial flexibility, it is not a major concern at this time. Virginia continues to carry the highest possible bond ratings of Aaa, AAA, and AAA from Moody's Investors Service, Standard & Poor's, and Fitch IBCA, respectively.


CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment of the USAA Virginia Money Market Fund. The data is from 10/15/90 through 9/30/98. The data points from the graph are as follows:

USAA Virginia Money Market Fund
  Year                Amount
--------              -------
10/15/90              $10,000
03/31/91              $10,238
09/30/91              $10,464
03/31/92              $10,657
09/30/92              $10,811
03/31/93              $10,940
09/30/93              $11,060
03/31/94              $11,174
09/30/94              $11,312
03/31/95              $11,499
09/30/95              $11,701
03/31/96              $11,893
09/30/96              $12,080
03/31/97              $12,267
09/30/97              $12,474
03/31/98              $12,676
09/30/98              $12,881

Data since inception on 10/15/90 through 9/30/98

Past performance is no guarantee of future results and the value of your investment will vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For the 7-day yield information, please refer to the Fund's Investment Review page.

An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See page 19 for a complete listing of the Portfolio of Investments.






CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

September 30, 1998
(Unaudited)

Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer. If the securities are enhanced by a bond insurer, scheduled principal and interest payments are insured by:

     (1)    Municipal Bond Insurance Association.
     (2)    Asset Guaranty Reinsurance Co.
     (3)    Financial Guaranty Insurance Co.
     (4)    Financial Security Assurance, Inc.
     (5)    AMBAC Indemnity Corp.

The insurance does not guarantee the market value of the municipal bonds.


PORTFOLIO DESCRIPTION ABBREVIATIONS

     CP     Commercial Paper
     CRE    Credit Enhanced
     GO     General Obligation
     IDA    Industrial Development Authority/Agency
     MFH    Multi-Family Housing
     PCRB   Pollution Control Revenue Bond
     RB     Revenue Bond






USAA VIRGINIA BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1998
(Unaudited)


 Principal                                                        Coupon       Final       Market
  Amount         Security                                          Rate      Maturity      Value
----------------------------------------------------------------------------------------------------
                          FIXED RATE INSTRUMENTS (98.9%)
            Virginia (85.3%)
            Abingdon Town IDA Hospital RB,
 $  3,305    Series 1998                                           5.25%      7/01/16     $  3,382
    2,610    Series 1998                                           5.38       7/01/28        2,681
    7,500   Augusta County IDA Hospital RB, Series 1991 (a)        7.00       9/01/21        8,311
            Chesterfield County Health Center Commission
             Mortgage RB,
    1,500    Series 1996                                           5.95      12/01/26        1,632
   12,195    Series 1996                                           6.00       6/01/39       13,283
            College Building Auth. Educational Facilities RB,
    3,525    Series 1992 (a)                                       6.40       1/01/12        3,874
    2,885    Series 1992 (a)                                       6.63       5/01/13        3,211
    2,505    Series 1992 (a)                                       6.60       9/01/16        2,751
    3,350    Series 1994 (a)                                       5.80       1/01/24        3,708
    3,950   Commonwealth GO, Series 1998                           4.75       6/01/17        3,963
    3,000   Commonwealth Univ. RB, Series 1995                     5.75       5/01/15        3,234
    4,500   Covington IDA RB, Series 1994                          6.65       9/01/18        5,038
    1,000   Danville IDA Hospital RB (CRE) (5)                     5.20      10/01/18        1,062
    2,250   Emporia GO, Series 1995                                5.75       7/15/15        2,441
   15,180   Fairfax County IDA RB, Series 1996                     6.00       8/15/26       16,787
    2,000   Fairfax County Redevelopment and Housing Auth.
             MFH RB, Series 1996A                                  6.00      12/15/28        2,139
    1,500   Fairfax County Redevelopment and Housing Auth. RB,
             Series 1989A (CRE) (a)                                7.50      11/01/19        1,593
   12,000   Fairfax County Sewer RB, Series 1996 (CRE) (1)         5.88       7/15/28       13,274
   11,125   Fairfax County Water Auth RB                           5.00       4/01/29       11,147
    8,750   Galax IDA Hospital RB, Series 1995 (CRE) (2)           5.75       9/01/20        9,350
    1,000   Halifax County IDA Hospital RB, Series 1998            5.25       9/01/17        1,010
            Hampton Redevelopment and Housing Auth. RB,
    1,885    Series 1996A                                          5.88       7/20/16        1,998
    1,255    Series 1996A                                          6.00       1/20/26        1,330
    1,000   Hanover County IDA Hospital RB (CRE) (1)               5.50       8/15/25        1,050
            Henrico County IDA Residential and Healthcare
             Facility RB,
    1,025    Series 1997                                           6.10       7/01/20        1,054
    2,070    Series 1997                                           6.15       7/01/26        2,126
    2,500   Henry County IDA Hospital RB, Series 1997              6.00       1/01/27        2,736
            Housing Development Auth. Commonwealth Mortgage RB,
    5,440    Series 1992A                                          7.10       1/01/22        5,662
   10,000    Series 1992A                                          7.10       1/01/25       10,409
    1,455    Series 1992C                                          6.40       1/01/15        1,535
    1,595    Series 1994D                                          6.40       7/01/17        1,695
    3,000    Series 1994H, Subseries H-2                           6.55       1/01/17        3,234
            Housing Development Auth. MFH RB,
   55,000    Series 1982A (b)                                      7.00      11/01/17       10,313
    2,630    Series 1991F                                          7.10       5/01/13        2,792
    4,220   Isle of Wight County IDA RB, Series 1990               7.38       1/01/10        4,413
            Loudoun County IDA Hospital RB,
    3,000    Series 1995 (CRE) (4)                                 5.80       6/01/20        3,235
    8,000    Series 1995 (CRE) (4)                                 5.80       6/01/26        8,633
            Metropolitan Washington Airports Auth. RB,
    6,000    Series 1997A                                          5.38      10/01/23        6,258
    5,400    Series 1998                                           5.00      10/01/28        5,427
    4,000   Norfolk Water RB, Series 1995 (CRE) (1)                5.88      11/01/20        4,409
    9,090   Peninsula Ports Auth. Health Systems RB,
             Series 1992A                                          6.25       7/01/21        9,742
   11,000   Peninsula Ports Auth. RB, Series 1992 (CRE) (d)        7.38       6/01/20       12,162
    3,690   Pittsylvania County GO, Series 1994                    6.00       7/01/14        4,055
    1,725   Portsmouth Golfcourse System RB,
             Series 1998 (CRE) (2),(c)                             5.00       5/01/23        1,707
    1,000   Portsmouth Redevelopment and Housing Auth. RB,
             Series 1997A                                          5.85      12/20/30        1,052
    2,500   Prince William County IDA Hospital RB,
             Series 1995 (a)                                       6.85      10/01/25        2,987
    6,425   Prince William County Service Auth. Water and
             Sewer RB, Series 1997 (CRE) (3)                       4.75       7/01/29        6,252
    4,710   Resources Auth. Railway Transportation RB,
             Series 1990                                           7.13      10/01/15        4,818
            Resources Auth. Sewer System RB,
    3,985    Series 1992A (a)                                      6.00       5/01/22        4,334
    2,000    Series 1998                                           5.00       5/01/22        2,004
            Resources Auth. Water and Sewer RB,
    7,210    Series 1996A                                          5.63       4/01/27        7,718
    1,620    Series 1997                                           5.30      11/01/22        1,681
    4,270    Series 1998                                           5.20      10/01/28        4,360
    2,200   Richmond Metropolitan Auth. Expressway RB,
             Series 1998 (CRE) (3)                                 5.25       7/15/22        2,367
    1,250   Roanoke County Educational Facility IDA RB,
             Series 1998                                           5.25       3/15/23        1,275
    4,250   Russell County IDA PCRB, Series G                      7.70      11/01/07        4,597
    1,250   Spotsylvania County GO, Series 1994 (a)                6.88      12/01/14        1,471
            Upper Occoquan Sewage Auth. RB,
    7,000    Series 1995A (CRE) (1)                                5.15       7/01/20        7,431
   11,000    Series 1995A (CRE) (1)                                4.75       7/01/29       10,713
   11,820   Virginia Beach Development Auth. Hospital RB,
             Series 1991                                           6.30      11/01/21       12,794
    1,000   Virginia Beach Development Auth. Residential and
             Health Care Facility RB, Series 1997                  6.15       7/01/27        1,035
    1,500   Virginia College Building Auth RB, Series 1998 (d)     5.00       9/01/16        1,514
   12,000   West Point IDA Solid Waste Disposal RB,
             Series 1994B (d)                                      6.25       3/01/19       12,911
    6,000   Williamsburg IDA RB, Series 1993 (d)                   5.75      10/01/22        6,294
    3,500   Winchester IDA RB, Series 1994 (CRE) (2)               6.75      10/01/19        3,965

            Guam (2.6%)
    1,000   Limited Obligation Infrastructure Improvement RB,
             Series 1989A (CRE) (a)                                7.10      11/15/09        1,060
    8,050   Power Auth. RB, Series 1992A                           6.30      10/01/22        8,622

            Puerto Rico (11.0%)
    8,365   Commonwealth GO, Series 1998                           5.00       7/01/27        8,368
            Electric Power Auth. RB,
    7,700    Series 1995Z                                          5.25       7/01/21        7,837
    7,025    Series X                                              5.50       7/01/25        7,312
            Highway and Transportation Auth. RB,
    5,000    Series 1993X                                          5.00       7/01/22        4,982
    8,600    Series 1996Y                                          5.50       7/01/26        9,074
    4,000    Series 1998A                                          5.00       7/01/38        3,976
                                                                                          --------
            Total fixed rate instruments (cost: $345,344)                                  372,650
                                                                                          --------

                        VARIABLE RATE DEMAND NOTE (0.1%)
            Virginia
      485   Henrico County IDA RB, Series 1994
             (CRE)(cost: $485)                                     4.20       5/01/24          485
                                                                                          --------
            Total investments (cost: $345,829)                                            $373,135
                                                                                          ========




         PORTFOLIO SUMMARY BY INDUSTRY
         -----------------------------

  Hospitals                                   20.9%
  Water/Sewer Utilities - Municipal           18.3
  Escrowed Bonds                               8.8
  Airport/Port                                 6.3
  Electric/Gas Utilities - Municipal           6.3
  Nursing/Continuing Care Centers              6.1
  Single-Family Housing                        6.0
  General Obligations                          5.0
  Special Assessment/Tax/Fee                   4.8
  Paper & Forest Products                      4.8
  Multi-Family Housing                         4.3
  Education                                    2.6
  Miscellaneous                                1.3
  Electric Utilities                           1.2
  Containers - Paper                           1.2
  Toll Roads                                    .6
  Community Service                             .5
                                              -----
  Total                                       99.0%
                                              =====






USAA VIRGINIA MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

September 30, 1998
(Unaudited)



 Principal                                                        Coupon       Final       Market
  Amount         Security                                          Rate      Maturity      Value
----------------------------------------------------------------------------------------------------
                       VARIABLE RATE DEMAND NOTES (72.8%)
            Virginia
 $  4,500   Alexandria IDA RB, Series 1989 (CRE)                   3.60%      1/01/09     $  4,500
    5,350   Arlington Public Improvement RB (CRE)                  3.75       8/01/17        5,350
    6,250   Chesterfield County IDA PCRB, Series 1993              3.80       8/01/09        6,250
    5,600   Chesterfield County IDA RB, Series 1989 (CRE)          4.06       2/01/03        5,600
    5,450   Culpeper IDA RB, Series 1997 (CRE)                     4.00       1/01/08        5,450
    2,495   Fauquier County IDA RB, Series 1994 (CRE)              4.00      12/01/14        2,495
    2,500   Hampton Redevelopment and Housing Auth. RB,
             Series 1998 (CRE)                                     4.00       2/01/28        2,500
            Henrico County IDA RB,
    4,150    Series 1986C (CRE)                                    3.65       7/15/16        4,150
    2,520    Series 1994 (CRE)                                     4.20       5/01/24        2,520
   13,480   Housing Development Auth. RB, Series 1987A (CRE)       4.25       9/01/17       13,480
   15,000   Loudoun County IDA RB, Series 1998 (CRE)               3.55      11/01/28       15,000
    2,450   Newport News Redevelopment and Housing Auth. MFH
             RB, Series 1984 (CRE)                                 4.05      11/01/06        2,450
    3,225   Norfolk IDA RB, Series 1998 (CRE)                      4.05       9/01/20        3,225
            Prince William County IDA RB,
    6,300    Series 1988 (CRE)                                     4.10       6/30/04        6,300
    1,031    Series 1989D (CRE)                                    3.75      10/01/00        1,031
      522   Richmond IDA RB, Series 1989A (CRE)                    3.75       6/01/02          522
    3,310   Richmond Redevelopment and Housing Auth. RB,
             Series 1995 (CRE)                                     4.00       4/01/29        3,310
    6,240   Roanoke IDA RB, Series 1994                            3.80      12/01/13        6,240
    1,940   Rockingham County IDA RB, Series 1983A                 4.25      10/01/20        1,940
                                                                                           -------
            Total variable rate demand notes (cost: $92,313)                                92,313
                                                                                           -------

                                PUT BONDS (15.8%)
            Virginia
    3,100   Chesterfield County IDA PCRB, Series 1985              3.35      10/01/09        3,100
    5,000   Hampton IDA Hospital Facilities RB, Series 1997B       3.40      11/01/11        5,000
            Peninsula Ports Auth. RB,
    2,500    Series 1987A (CRE)                                    3.38       7/01/16        2,500
    1,800    Series 1987B (CRE)                                    3.30       7/01/16        1,800
            Prince William County IDA RB,
    1,000    Series 1986                                           3.35       8/01/16        1,000
    1,810    Series 1992 (CRE)                                     3.65       9/01/07        1,810
    3,415   Richmond IDA RB, Series 1987A (CRE)                    3.70       8/15/15        3,415
    1,400   York County IDA PCRB, Series 1985                      3.35       7/01/09        1,400
                                                                                           -------
            Total put bonds (cost: $20,025)                                                 20,025
                                                                                           -------

                         FIXED RATE INSTRUMENTS (10.8%)
            Virginia (6.3%)
    4,600   Fairfax County GO, Series 1995A                        7.00       6/01/99        4,710
    1,000   Newport News Improvement Refunding GO,
             Series 1988 (a)                                       7.15      10/15/05        1,019
    1,300   Norfolk IDA Revenue Notes                              3.30      10/02/98        1,300
    1,000   Prince William County GO, Series 1998                  4.50       8/01/99        1,007

            Puerto Rico (4.5%)
    2,500   Electric Power Auth. RB, Series 1968 (a)               5.00       1/01/00        2,523
    3,200   Government Development Bank CP                         2.75      10/15/98        3,200
                                                                                          --------
            Total fixed rate instruments (cost: $13,759)                                    13,759
                                                                                          --------
            Total investments (cost: $126,097)                                            $126,097
                                                                                          ========




         PORTFOLIO SUMMARY BY INDUSTRY
         -----------------------------

  Nursing/Continuing Care Centers             13.8%
  Single-Family Housing                       10.6
  Manufacturing - Diversified Industries       9.3
  Community Service                            7.9
  Buildings                                    6.8
  Multi-Family Housing                         6.5
  Aerospace/Defense                            5.0
  Hospitals                                    5.0
  Machinery - Diversified                      4.9
  General Obligations                          4.5
  Electric Utilities                           4.3
  Airport/Port                                 3.4
  Electric/Gas Utilities - Municipal           3.3
  U.S. Government                              2.8
  Real Estate Investment Trusts                2.7
  Banks - Major Regional                       2.5
  Retail - General Merchandising               2.0
  Drugs                                        1.5
  Retail - Food                                1.4
  Education                                    1.2
                                              -----
  Total                                       99.4%
                                              =====





NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 1998
(Unaudited)

GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

SPECIFIC NOTES
(a) Prerefunded to various dates prior to maturity at the call price.

(b) Zero Coupon security. Rate represents the effective yield at date of purchase.

(c) At September 30, 1998, the cost of securities purchased on a delayed delivery basis for the USAA Virginia Bond Fund was $1.7 million.

(d) At September 30, 1998, these securities were segregated to cover delayed delivery purchases.

See accompanying notes to financial statements.







STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 1998
(Unaudited)

                                                                                        USAA
                                                                        USAA           Virginia
                                                                      Virginia       Money Market
                                                                      Bond Fund         Fund
                                                                ------------------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $345,829 and $126,097, respectively)     $   373,135        $   126,097
   Cash                                                                     74                274
   Receivables:
      Capital shares sold                                                   62                126
      Interest                                                           5,820                560
   Securities sold                                                          --                200
                                                                ------------------------------------
         Total assets                                                  379,091            127,257
                                                                ------------------------------------

LIABILITIES
   Securities purchased                                                  1,694                 --
   Capital shares redeemed                                                  42                318
   USAA Investment Management Company                                      101                 36
   USAA Transfer Agency Company                                             17                  9
   Accounts payable and accrued expenses                                    37                 23
   Dividends on capital shares                                             423                 17
                                                                ------------------------------------
      Total liabilities                                                  2,314                403
                                                                ------------------------------------
         Net assets applicable to capital shares outstanding       $   376,777        $   126,854
                                                                ====================================
REPRESENTED BY:
   Paid-in capital                                                 $   349,938        $   126,854
   Accumulated net realized loss on investments                           (467)                --
   Net unrealized appreciation of investments                           27,306                 --
                                                                ------------------------------------
         Net assets applicable to capital shares outstanding       $   376,777        $   126,854
                                                                ====================================
   Capital shares outstanding                                           32,198            126,854
                                                                ====================================
   Authorized shares of $.01 par value                                 120,000          1,125,000
                                                                ====================================
   Net asset value, redemption price,
      and offering price per share                                 $     11.70        $      1.00
                                                                ====================================



See accompanying notes to financial statements.







STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 1998
(Unaudited)


                                                                        USAA
                                                          USAA        Virginia
                                                        Virginia    Money Market
                                                        Bond Fund       Fund
                                                     ---------------------------
Net investment income:
   Interest income                                      $ 10,243       $  2,402
                                                     ---------------------------
   Expenses:
      Management fees                                        594            214
      Transfer agent's fees                                  102             52
      Custodian's fees                                        38             28
      Postage                                                  8              8
      Shareholder reporting fees                               4              6
      Directors' fees                                          2              2
      Registration fees                                        8              3
      Professional fees                                        9              9
      Other                                                    6              3
                                                     ---------------------------
         Total expenses                                      771            325
                                                     ---------------------------
            Net investment income                          9,472          2,077
                                                     ---------------------------
Net realized and unrealized gain (loss)
  on investments:
    Net realized loss                                       (182)            --
    Change in net unrealized appreciation/
      depreciation                                         7,024             --
                                                     ---------------------------
            Net realized and unrealized gain               6,842             --
Increase in net assets resulting from operations        $ 16,314       $  2,077
                                                     ===========================


See accompanying notes to financial statements.








STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 1998 and Year ended March 31, 1998 (Unaudited)


                                                                    USAA                           USAA
                                                                  Virginia                       Virginia
                                                                 Bond Fund                    Money Market Fund
                                                     ---------------------------------------------------------------
                                                         9/30/98          3/31/98          9/30/98          3/31/98
                                                     ---------------------------------------------------------------
From operations:
   Net investment income                               $  9,472         $ 17,440         $  2,077         $  3,814
   Net realized gain (loss) on investments                 (182)           1,317               --               --
   Change in net unrealized appreciation/
      depreciation of investments                         7,024           14,275               --               --
                                                     ---------------------------------------------------------------
      Increase in net assets resulting from
         operations                                      16,314           33,032            2,077            3,814
                                                     ---------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                 (9,472)         (17,440)          (2,077)          (3,814)
                                                     ---------------------------------------------------------------
From capital share transactions:
   Proceeds from shares sold                             32,913           54,125           92,202          101,022
   Dividend reinvestments                                 6,940           12,932            1,964            3,591
   Cost of shares redeemed                              (16,164)         (29,317)         (89,821)         (95,434)
                                                     ---------------------------------------------------------------
      Increase in net assets from
         capital share transactions                      23,689           37,740            4,345            9,179
                                                     ---------------------------------------------------------------
Net increase in net assets                               30,531           53,332            4,345            9,179
Net assets:
   Beginning of period                                  346,246          292,914          122,509          113,330
                                                     ---------------------------------------------------------------
   End of period                                       $376,777         $346,246         $126,854         $122,509
                                                     ===============================================================
Change in shares outstanding:
   Shares sold                                            2,859            4,772           92,202          101,022
   Shares issued for dividends reinvested                   602            1,140            1,964            3,591
   Shares redeemed                                       (1,405)          (2,597)         (89,821)         (95,434)
                                                     ---------------------------------------------------------------
      Increase in shares outstanding                      2,056            3,315            4,345            9,179
                                                     ===============================================================


See accompanying notes to financial statements.







NOTES TO FINANCIAL STATEMENTS

September 30, 1998
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the USAA Virginia Bond Fund and USAA Virginia Money Market Fund (the Funds). The Funds have a common objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The USAA Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Virginia Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Virginia Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Virginia municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the six-month period ended September 30, 1998.


(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1998, the USAA Virginia Bond Fund had capital loss carryovers for federal income tax purposes of approximately $467,000 which, if not offset by subsequent capital gains will expire in 2003. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the six-month period ended September 30, 1998 were as follows:


                                USAA Virginia       USAA Virginia
                                  Bond Fund       Money Market Fund
                                   ($000)              ($000)
                                -----------------------------------
Purchases                         $54,678             $224,915
Sales/maturities                  $29,681             $220,213


For  the  USAA  Virginia  Bond  Fund,   cost  of  purchases  and  proceeds  from
sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at September 30, 1998 was as follows:

                           Appreciation        Depreciation           Net
                              ($000)              ($000)            ($000)
                          -------------------------------------------------
USAA Virginia Bond Fund      $27,306             $   --            $27,306


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets through August 1, 1999.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA VIRGINIA BOND FUND

September 30, 1998
(Unaudited)


(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                     Six-Month
                                   Period Ended
                                   September 30,                      Year Ended March 31,
                                                  -------------------------------------------------------------------
                                        1998          1998          1997          1996          1995          1994
                                  -----------------------------------------------------------------------------------
Net asset value at beginning
   of period                         $  11.49      $  10.92      $  10.93      $  10.76      $  10.71      $  11.16
Net investment income                     .30           .62           .63           .63           .62           .62
Net realized and unrealized
   gain (loss)                            .21           .57          (.01)          .17           .05          (.30)
Distributions from net
   investment income                     (.30)         (.62)         (.63)         (.63)         (.62)         (.62)
Distributions of realized
   capital gains                           --            --            --            --            --          (.15)
                                  -----------------------------------------------------------------------------------
Net asset value at
   end of period                     $  11.70      $  11.49      $  10.92      $  10.93      $  10.76      $  10.71
                                  ===================================================================================
Total return (%) *                       4.55         11.13          5.82          7.57          6.61          2.69
Net assets at end
   of period (000)                   $376,777      $346,246      $292,914      $267,111      $238,920      $235,901
Ratio of expenses to average
   net assets (%)                         .43(a)        .44           .46           .48           .50           .49
Ratio of net investment income
   to average net assets (%)             5.28(a)       5.48          5.76          5.74          5.95          5.44
Portfolio turnover (%)                   8.43         14.24         26.84         27.20         27.77         92.17




(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income and capital gain distributions during the period.




NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA VIRGINIA MONEY MARKET FUND

September 30, 1998
(Unaudited)

(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                     Six-Month
                                   Period Ended
                                   September 30,                      Year Ended March 31,
                                                  -------------------------------------------------------------------
                                        1998          1998          1997          1996          1995          1994
                                  -----------------------------------------------------------------------------------
Net asset value at beginning
   of period                         $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
Net investment income                     .02           .03           .03           .03           .03           .02
Distributions from net
   investment income                     (.02)         (.03)         (.03)         (.03)         (.03)         (.02)
                                  -----------------------------------------------------------------------------------
Net asset value at end
   of period                         $   1.00      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                  ===================================================================================
Total return (%) *                       1.62          3.34          3.14          3.42          2.91          2.14
Net assets at end
   of period (000)                   $126,854      $122,509      $113,330      $110,308      $ 98,049      $ 92,570
Ratio of expenses to average
   net assets (%)                         .50(a)        .50           .50           .50           .50           .50
Ratio of expenses to average
   net assets excluding
   reimbursements (%)                      --           .51           .53           .55           .56           .61
Ratio of net investment income
   to average net assets (%)             3.20(a)       3.29          3.10          3.36          2.88          2.12


(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income distributions during the period.






DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777